INVESTMENT ADVISER
                                                  REPORT TO SHAREHOLDERS
     Legg Mason Fund Adviser, Inc.                FOR THE QUARTER ENDED
     Baltimore, MD                                  DECEMBER 31, 1995

BOARD OF DIRECTORS
     Raymond A. Mason, Chairman
     John F. Curley, Jr., President
     Richard G. Gilmore
     Charles F. Haugh                                      THE
     Arnold L. Lehman                                   LEGG MASON
     Dr. Jill E. McGovern                                SPECIAL
     T. A. Rodgers                                      TRUST, INC.
     Edward A. Taber, III                              PRIMARY CLASS

TRANSFER AND SHAREHOLDER SERVICING AGENT
     Boston Financial Data Services
     Boston, MA

CUSTODIAN
     State Street Bank & Trust Company
     Boston, MA

COUNSEL
     Kirkpatrick & Lockhart LLP
     Washington, DC
                                                 PUTTING YOUR FUTURE FIRST
INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P.
     Baltimore, MD

     THIS REPORT IS NOT TO BE DISTRIBUTED UNLESS PRECEDED OR
     ACCOMPANIED BY A PROSPECTUS.

         LEGG MASON WOOD WALKER, INCORPORATED

               111 South Calvert Street
       P.O. Box 1476, Baltimore, MD 21203-1476
            410 (Bullet) 539 (Bullet) 0000

[recycled logo] PRINTED ON RECYCLED PAPER
LMF-009                                           [Legg Mason Funds logo]

     TO OUR SHAREHOLDERS,
         The Special Investment Trust ended 1995 with a 22.5% total return (share appreciation plus reinvested distributions), somewhat ahead of a 22.3% return on the broad-based Value Line index of 1700 stocks, but trailing a 37.5% return on Standard & Poor's index of 500 large-company stocks. In the quarter ended December 31, total returns on the Special Investment Trust and the Value Line index were basically flat, -0.2% and +0.7%, respectively, while Standard & Poor's 500 stock index gained 6%.
         On a longer-term basis, an investment of $10,000 in the Trust when it was established in December, 1985 would have grown to $32,486 by December 31, 1995 (assuming reinvestment of dividends and other distributions), an average annual return of 12.5%.
         The Trust continues to invest primarily in common stocks of small and medium-sized companies which, based on our research and analysis, appear to be undervalued in relation to their earnings, book value and/or future prospects. We believe that buying such stocks when they are out-of-favor, having the patience to wait until their value is recognized by others, and being willing to sell when others become enthusiastic buyers, should continue to produce favorable LONG-TERM investment results.
         Beginning on page two, Bill Miller, the Trust's portfolio manager, comments on the investment outlook.
         In December, the Board of Directors declared a short-term capital gain distribution of $.31 per share and an ordinary income dividend of $.031 per share. Under Internal Revenue Service regulations, short-term capital gain distributions on mutual fund shares are treated as ordinary income dividends for tax purposes. Thus, the Trust's short-term capital gain distribution is included with ordinary income dividends on your 1995 tax reporting statement.

                                          Sincerely,

                                          /s/ John F. Curley, Jr.
                                          John F. Curley, Jr.
                                          President
     February 5, 1996

     PORTFOLIO MANAGER'S COMMENTS
    Your fund had a good absolute, and a mediocre relative, year in 1995. We were up 22.5% for the twelve months ending December 31, but those results trailed the major indices and the returns of other funds that invest in small and medium-sized companies. After six consecutive years when our results exceeded the S&P 500 and our competition, we have now had two sub-par years in a row.
    Although back-to-back disappointing years are not unusual in the money management business, and indeed are common if you stay at this long enough, they remain frustrating. It would be nice, albeit false, to say we know this year will see a return to the kinds of results we generated from 1988-1993. We do not know what this year will bring. We do believe, though, that the fund's portfolio is focused and contains excellent value. Over the long term that should provide first rate results. The very early line this year is encouraging, as your fund is both up (most funds are down) and in the top quartile of competitive funds as January draws to a close.
    Last year was an exceptional year for stocks as all of the key drivers to equity prices were positive. Interest rates fell sharply at the long end, and the Federal Reserve Board began to lower short-term rates over the summer. Corporate profits rose strongly as the economy exhibited solid growth with modest inflation.
    We are quite optimistic about the outlook for small and mid-sized companies this year. Big stocks beat small stocks again in 1995. The Dow and the S&P 500 were up over 36%, while the Russell 2000 and Value Line index, both representing smaller companies, were up 28% and 22% respectively. Performance tends to go in waves, and the big stock wave may be waning. At year's end, professional investors had the greatest concentration of assets in large companies since the mid 1970s. That period was followed by significant outperformance of small stocks over large stocks.
    The trigger for better relative results rests with the Federal Reserve. When they cut interest rates last summer, small stocks immediately responded -- as did your fund -- outperforming the major indices in the third quarter. This outperformance peaked around mid-September, as worries about the strength of the economy led investors back into more defensive names. Those worries persist.
    Last year the key question was interest rates; we knew earnings were going to be okay. If rates could come down in 1995, stocks were likely to go up. This year the issue is earnings, or more generally, the strength of the economy.
    The consensus is that the economy is slowing, that the direction of interest rates remains lower, and that corporate earnings are likely to be up in the 5-8% range. Growth is generally estimated to be 2-2.5% for 1996. This should lead to stocks providing a total return of about 9-10%, or roughly in line with their long-term historical average. That was our thinking as well, up until a few weeks ago.
    We now believe that the consensus estimates for economic growth and corporate profits are too high. In the fourth quarter the GDP may have expanded less than 1%, providing little momentum as we enter the new year. The continuing budget stalemate in Washington means that government purchases are getting off to a slow start, and companies are already beginning to issue profits warnings due to weak government business. The powerful winter storms that swept the East Coast in January disrupted business activity generally and retail sales in particular. Finally, we are hearing from companies that business is at best sluggish, and pricing power non-existent.
    It looks now as if the economy may only expand at 1-1.5% this year, and that corporate earnings could disappoint the optimists. In this kind of environment, short-term interest rates may move sharply lower and long-term rates modestly lower. We think that short-term interest rates could be about 4% by year end, with long rates between 5.25% and 5.75%. Inflation should remain quite subdued.
    With profits under pressure, the heavy lifting in the stock market will have to come from interest rates. If the Federal Reserve is too cautious about reducing rates, stocks could have a moderate correction if earnings fears begin to become more widespread. In general, though, we think the environment for financial assets looks fine. We believe stocks will again outperform bonds and cash.
2

    The equity environment will also be affected by what promises to be a lively election year. Despite the rancorous debate about budget policy, the direction of Federal expenditures as a percentage of GDP is clear: lower. The government is 25% of GDP and has a huge impact on the economy and markets. What goes on in Washington matters. Perhaps the most interesting early development this election year is the surprising strength of Steve Forbes in the Republican Presidential field. His advocacy of a 17% flat tax to replace the current income tax system is producing a healthy debate on how the government ought to satisfy its revenue needs.
    The Forbes flat tax is one of several dramatic alternatives to the tax code currently floating around. Whatever its ultimate merits, it would be a major positive to capital markets, since it exempts the returns from savings and investment from taxation at the individual level (they would still be taxed at the corporate level). This raises the after-tax return on investment and, other things equal, would sharply boost investment and the stock market, while lowering interest rates. If the Forbes message catches on, 1996 could be a surprisingly strong year for the markets.
    During the fourth quarter we continued to pare back our holdings. The objective is to provide greater focus to the fund and greater intensity to our research efforts. In the future, we expect the number of securities we own to fluctuate around the current number, with something of a downward bias.
    Of the new purchases made last quarter, the most significant was ORION CAPITAL, which is now our fourth largest position. ORION is a property casualty insurance company with excellent management and strong positions in a variety of specialty lines. The company trades at under 9x this year's expected earnings, a sharp discount to its peers, and has been repurchasing stock. Among our other new purchases is LIFE PARTNERS, a life insurance company whose shares now trade below book value. We believe this $13 stock has earnings power that will approach $2.00 per share next year. The shares traded about $20 in late 1994 and early 1995 before adverse mortality experience caused analysts to lower estimates. Another severely depressed stock we began buying last quarter and have continued to buy is PLAYERS INTERNATIONAL, a gaming company with properties in Louisiana, Illinois, and Nevada. PLAYERS also has a joint venture with Harrah's near St. Louis that should open later this year. Concerns about the regulatory environment and new competition in Louisiana have combined to push the stock price from the low $20's last year to under $9 now. The company is trading at the lowest multiples of any gaming stock and has also been repurchasing its shares. We believe the stock is worth twice the current price.
    Over the past year or so many shareholders have dropped us notes of encouragement and support as our results have lagged those we have generally been able to achieve in the past. These fund holders have indicated that they are long-term, value investors and that they have confidence in our approach. We very much appreciate those sentiments. As long-time shareholders know, the management of this fund maintains a significant investment in it. We are working hard to find the best investments which will build value for all shareholders.
    As always, we appreciate your support and welcome your comments.

                                                                Bill Miller, CFA
February 5, 1996
DJIA 5407.59
                                                                               3

     PERFORMANCE INFORMATION
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.
TOTAL RETURN FOR ONE, FIVE AND TEN YEARS AS OF DECEMBER 31, 1995
          The returns shown are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in the fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders.

          The fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

          Total returns as of December 31, 1995 were as follows:

                                    Cumulative      Average Annual
                                   Total Return      Total Return
      Primary Class:
        One Year                          +22.50%          +22.50%
        Five Years                       +112.63           +16.29
        Ten Years                        +224.86           +12.50
      Navigator Class:
        One Year                          +23.83%          +23.83%
        Life of Class(dagger)             +23.44           +21.42

      (dagger)NAVIGATOR CLASS INCEPTION -- DECEMBER 1, 1994.
4

SELECTED PORTFOLIO PERFORMANCE

         Biggest gainers for the 4th quarter 1995*
        1.  Enhance Financial Services Group Inc.       +29.9%
        2.  Peoples Heritage Financial Group, Inc.      +24.7%
        3.  PennCorp Financial Group, Inc.              +23.0%
        4.  Federal National Mortgage Association       +19.9%
        5.  Republic of Argentina
              Par Bonds 5.00% 3-31-23                   +17.5%
        6.  Magellan Health Services, Inc.              +17.1%
        7.  Somatix Therapy Corporation Warrants        +14.3%
        8.  Walden Residential Properties, Inc.         +10.6%
        9.  Bell & Howell Holdings Company               +9.8%
       10.  WorldCom, Inc.                               +9.7%

    * SECURITIES HELD FOR THE ENTIRE QUARTER.

         Biggest laggers for the 4th quarter 1995*
        1.  Salant Corporation Class B Warrants         -66.7%
        2.  Boomtown Inc.                               -46.7%
        3.  Johnstown America Industries, Inc.          -38.5%
        4.  Salant Corporation                          -34.0%
        5.  Mego Financial Corporation Warrants         -33.3%
        6.  Sunrise Medical, Inc.                       -32.7%
        7.  Grupo Mexicano de Desarrollo S.A. ADR       -32.3%
        8.  Grupo Financiero Serfin S.A. de C.V. ADR    -27.0%
        9.  Hollywood Park, Inc.                        -17.9%
       10.  CMAC Investment Corporation                 -16.4%

PORTFOLIO CHANGES

Securities Added

Argyle Television, Inc.
Life Partners Group, Inc.
Orion Capital Corporation
Players International, Inc.
Stratosphere Corporation
Ultimate Electronics, Inc.

Securities Sold

BankAmerica Corporation Warrants
Banyan Systems Incorporated
California Federal Bank, F.S.B. -- Participation
  Interests
Chic by H.I.S, Inc.
Consorcio G Grupo Dina S.A. de C.V. ADS
Exabyte Corporation
Graff Pay-Per-View Inc.
Grupo Financiero Bancomer S.A. de C.V. ADS
Harrah's Jazz Company
  1st Mortgage Note
  14.25% 11-15-01
Playtex Products, Inc.
Regency Realty Corporation
Shawmut National Corporation
Spectrum Holobyte, Inc.
Starwood Lodging Trust
Telefonos de Mexico S.A. ADR

     PORTFOLIO OF INVESTMENTS
     LEGG MASON SPECIAL INVESTMENT TRUST, INC.
     DECEMBER 31, 1995 (UNAUDITED)

(Amounts in Thousands)                     Shares       Value
COMMON STOCKS AND EQUITY INTERESTS -- 92.6%
Advertising -- 3.8%
WPP Group P.L.C.                           10,200    $ 25,979
WPP Group P.L.C. ADR                           89       2,259
                                                       28,238
Apparel -- 0.2%
Salant Corporation                            450       1,744A
Salant Corporation Class B Warrants           285           4A
                                                        1,748
Banking -- 3.8%
BankAmerica Corporation                       100       6,475
Grupo Financiero Serfin S.A. de C.V. ADR    1,583       5,342A
Peoples Heritage Financial Group, Inc.        720      16,380
                                                       28,197
Biotechnology -- 2.6%
Biogen, Inc.                                   88       5,381A
Somatix Therapy Corporation                 1,900      11,400A,C
Somatix Therapy Corporation Warrants          152         305A
Targeted Genetics Corporation                 400       2,250A
                                                       19,336
Broadcast Media -- 0.5%
Argyle Television, Inc.                       225       3,937

Computer Services and Systems -- 11.6%
America Online, Inc.                        1,180      44,250A
Bell & Howell Holdings Company                300       8,400A
InaCom Corp.                                  805      11,371A,C
Storage Technology Corporation                900      21,487A
                                                       85,508
Construction -- 0.2%
Grupo Mexicano de Desarrollo S.A. ADR         540       1,417A

Energy -- 1.6%
California Energy Company, Inc.               600      11,700A

Entertainment -- 10.6%
Boomtown Inc.                                 900       4,500A,C
Circus Circus Enterprises, Inc.               750      20,906A
Hollywood Park, Inc.                        1,700      17,106A,C
Mirage Resorts, Incorporated                  400      13,800A
Players International, Inc.                 1,386      14,810A
Stratosphere Corporation                      700       6,913A
                                                       78,035
Finance -- 9.2%
Federal National Mortgage Association         100    $ 12,412
Mego Financial Corporation Warrants           300       1,688A
Pioneer Group, Inc.                           750      20,437
Piper Jaffray Incorporated                    299       4,109
The Bear Stearns Companies Inc.               450       8,944
United Asset Management Corporation           525      20,147
                                                       67,737
Health Care -- 9.8%
Magellan Health Services, Inc.                975      23,400A
Physician Corporation of America              925      15,725A
Sunrise Medical, Inc.                         625      11,562
Value Health, Inc.                            801      22,014A
                                                       72,701
Insurance -- 13.9%
CMAC Investment Corporation                   400      17,600
Enhance Financial Services Group Inc.         517      13,760
John Alden Financial Corp.                    925      19,309
Leucadia National Corporation                 100       2,500
Life Partners Group, Inc.                     925      12,603
Orion Capital Corporation                     580      25,171
PennCorp Financial Group, Inc.                404      11,873
                                                      102,816
Manufacturing -- 1.9%
Briggs & Stratton Corporation                  82       3,570
Danaher Corporation                           236       7,493
Johnstown America Industries, Inc.            560       2,800A,C
                                                       13,863
Miscellaneous -- 1.8%
Olsen & Associates AG                         300       2,601A,D
Stewart Enterprises, Inc.                     285      10,545
                                                       13,146

6

      (Amounts in Thousands)               Shares       Value
Multi-Industry -- 1.4%
Asarco, Inc.                                 177     $  5,658
UNR Industries, Inc.                         530        4,571
                                                       10,229
Real Estate -- 2.2%
Resource Mortgage Capital
  Corporation                                400        8,000
Summit Properties, Inc.                      200        3,975
Walden Residential Properties, Inc.          217        4,536
                                                       16,511
Savings and Loan -- 8.5%
California Federal Bank, F.S.B.              900       14,175A
Standard Federal Bancorporation              650       25,594C
Washington Mutual, Inc.                      795       22,955
                                                       62,724
Services -- 3.5%
Ideon Group Incorporated                   2,554       25,854C
Specialty Retail -- 5.1%
Home Shopping Network, Inc.                3,025       27,225A
Mac Frugal's Bargains(Bullet)Close-outs
  Inc.                                       608        8,506A
Ultimate Electronics, Inc.                   205        1,538A
                                                       37,269
Telecommunications -- 0.4%
WorldCom, Inc.                                90        3,172A
Total Common Stocks and Equity
  Interests
  (Identified Cost -- $545,231)                        684,138

PREFERRED STOCK -- 0.3%
Mego Financial Corporation
  Series A 12% Cum.
  (Identified Cost -- $2,000)                200        2,000C,D

CORPORATE BOND -- 0.6%
Grupo Mexicano de Desarrollo S.A. ADR
  8.25%  2-17-01
  (Identified Cost -- $3,850)             $11,000     $  4,675B

SOVEREIGN OBLIGATION -- 2.7%
Republic of Argentina Par Bonds
  5.00%E  3-31-23
  (Identified Cost -- $13,460)             35,000       19,972

REPURCHASE AGREEMENT -- 3.7%
Morgan Stanley & Co. Incorporated
  5.9% dated 12-29-95, to be
  repurchased at $27,242 on
  1-2-96 (Collateral: $15,235
  Federal Home Loan Mortgage
  Corporation Mortgage-backed
  securities, 9% due 4-1-21,
  value $16,137 and $11,251
  Federal National Mortgage
  Association Mortgage-backed
  securities, 7.5% due 3-1-10,
  value $11,644)
  (Identified Cost -- $27,224)             27,224       27,224
Total Investments -- 99.9%
  (Identified Cost -- $591,765)                        738,009
Other Assets Less Liabilities -- 0.1%                      906
NET ASSETS -- 100.0%                                  $738,915
NET ASSET VALUE PER SHARE:
  PRIMARY CLASS                                         $22.81
  NAVIGATOR CLASS                                       $22.91

     A NON-INCOME PRODUCING
     B RULE 144A SECURITY -- A SECURITY PURCHASED PURSUANT TO RULE 144A UNDER
       THE SECURITIES ACT OF 1933 WHICH MAY NOT BE RESOLD SUBJECT TO THAT RULE EXCEPT TO QUALIFIED INSTITUTIONAL BUYERS.
     C AFFILIATED COMPANIES -- AS DEFINED IN THE INVESTMENT COMPANY ACT OF 1940,
       AN "AFFILIATED COMPANY" REPRESENTS FUND OWNERSHIP OF AT LEAST 5% OF THE OUTSTANDING VOTING SECURITIES OF THE ISSUER.
     D PRIVATE PLACEMENT
     E COUPON INCREASES 0.25% ANNUALLY UNTIL MARCH 31, 1999, THEREAFTER REMAINS
       FIXED AT 6.0% UNTIL MATURITY.
                                                                               7